UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

H-CYTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E Kennedy Blvd Ste 700 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 12, 2021, Mr. William Horne stepped down as Chairman of the board of directors (the “Board”) of H-Cyte, Inc. (the “Company”). Mr. Horne will remain a member of the Board.

On January 12, 2021, Mr. Ray Monteleone was appointed the new Chairman of the Board. Mr. Monteleone is a current member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-CYTE, INC.

Date: January 19, 2021	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer